UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2022

PHOENIX BIOTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2201 Broadway, Suite 705, Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

(215) 731-9450

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	PBAXU	NASDAQ Global Market
Class A common stock, par value $0.0001 per share	PBAX	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock	PBAXW	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 16, 2022, Phoenix Biotech Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) at 11:00 a.m. Eastern Time for the purposes of considering and voting upon the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal (each as defined below). For more information on these proposals, please refer to the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) dated November 21, 2022 (the “Proxy Statement”).

Promissory Note

As previously disclosed in the Proxy Statement, Phoenix Biotech Sponsor, LLC (the “Sponsor”) agreed that if the Charter Amendment Proposal and the Trust Amendment Proposal (each as defined below) were approved at the Special Meeting, the Sponsor, or one or more of its affiliates, members or third-party designees (in such capacity, the “Lender”), would lend to the Company up to $1,500,000 to be deposited into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”).

On December 16, 2022, the stockholders of the Company approved the Charter Amendment Proposal and the Trust Amendment Proposal at the Special Meeting (as described in Item 5.07 of this Current Report on Form 8-K). Accordingly, on December 20, 2022, the Company issued an unsecured promissory note in the principal amount of $1,500,000 (the “Promissory Note”) to the Lender, pursuant to which the Lender agreed to loan to the Company up to $1,500,000 in connection with the extension of the date by which the Company has to consummate an initial business combination (the “business combination period”). The Promissory Note does not bear interest and matures upon the earlier of (a) the closing of an initial business combination and (b) the Company’s liquidation. In the event that the Company does not consummate an initial business combination, the Promissory Note will be repaid only from amounts remaining outside of the Trust Account, if any. Upon the consummation of an initial business combination, the Lender may elect to convert any portion or all of the amount outstanding under the Promissory Note into private placement units of the Company (each, a “Private Placement Unit”), each Private Placement Unit consisting of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), and one-half of one warrant to purchase one share of Common Stock. Such Private Placement Units will be identical to the private placement units issued to the Sponsor at the time of the IPO.

The Company has deposited $325,000 into the Trust Account in connection with the first drawdown under the Promissory Note in order to effect the extension of the business combination period to April 8, 2023 (the “Charter Extension Date”), and will deposit additional funds into the Trust Account for any subsequent extensions that are needed by the Company to complete an initial business combination. Such amounts will be distributed either to: (i) the holders of shares of Common Stock issued as part of the units sold in the IPO (the “Public Shares”) outstanding as of immediately prior to the Company’s liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of an initial business combination.

The issuance of the Promissory Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Promissory Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Trust Agreement Amendment

At the Special Meeting, the Company’s stockholders approved a proposal to amend (the “Trust Agreement Amendment”) the Investment Management Trust Agreement (the “Trust Agreement”), dated as of October 5, 2021, by and between the Company and Continental Stock Transfer and Trust Company (“Continental”), to extend the business combination period from January 8, 2023 to April 8, 2023 and up to three times for an additional one month each time from April 8, 2023 to May 8, 2023, June 8, 2023 or July 8, 2023. On December 20, 2022, the Company and Continental entered into the Trust Agreement Amendment.

The foregoing description of the Trust Agreement Amendment is a summary only and is qualified in its entirety by reference to the full text of the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant

The disclosure contained under the subheading “Promissory Note” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 16, 2022, the Company’s stockholders approved an amendment (the “Charter Amendment”) to the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the business combination period for an additional three months, from January 8, 2023 to April 8, 2023, and provide its board of directors the ability to further extend the date by which the Company has to consummate a business combination up to three additional times for one month each time, for a maximum of six additional months. On December 20, 2022, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On December 16, 2022, the Company held the Special Meeting at 11:00 a.m. Eastern Time for the purposes of considering and voting upon the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. As of the record date of November 10, 2022, there were a total of 22,981,250 shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting. Proxies were received for 20,363,775 shares of Common Stock, or approximately 88.6% of the shares issued and outstanding and entitled to vote at the Special Meeting, representing a quorum.

Proposal 1 — The Charter Amendment Proposal — a proposal to amend the Charter to (a) extend the business combination period for an additional three months, from January 8, 2023 to April 8, 2023, (b) provide its board of directors the ability to further extend the date by which the Company has to consummate a business combination up to three additional times for one month each time, for a maximum of six additional months, and (c) allow for the Company to provide redemption rights to the Company’s public stockholders in accordance with the requirements of the charter without complying with the tender offer rules.

For	Against	Abstain
20,111,798	251,977	0

Proposal 2 — The Trust Amendment Proposal — A proposal to amend the Trust Agreement to extend the business combination period from January 8, 2023 to April 8, 2023 and up to three times for an additional one month each time from April 8, 2023 to May 8, 2023, June 8, 2023 or July 8, 2023.

For	Against	Abstain
20,111,798	251,977	0

Proposal 3 — The Adjournment Proposal — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and Trust Amendment Proposal.

The Adjournment Proposal was not presented to the stockholders because there were sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Certificate of Incorporation of Phoenix Biotech Acquisition Corp.

10.1	Promissory Note, dated December 20, 2022, issued to Phoenix Biotech Sponsor, LLC.

10.2	Amendment No. 1 to the Investment Management Trust Agreement, dated December 20, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX BIOTECH ACQUISITION CORP.

By:	/s/ Chris Ehrlich
Name:	Chris Ehrlich
Title:	Chief Executive Officer

Dated: December 20, 2022